Exhibit 10.2

AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

This AMENDMENT (this “Amendment”), dated as of November 18, 2010, to the Registration Rights Agreement dated October 15, 2010 (the “Agreement”), by and among Avis Budget Car Rental, LLC, a Delaware limited liability company and Avis Budget Finance, Inc., a Delaware corporation (together, the “Company”), the guarantors listed in Schedule 1 thereto (the “Guarantors”), Citigroup Global Markets Inc. (the “Representative”), and the other initial purchasers listed on Schedule 2 thereto (collectively, with the Representative, the “Initial Purchasers”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties hereto entered into a Purchase Agreement, dated October 7, 2010 (the “Initial Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of $400,000,000 aggregate principal amount of the Company’s 8.25% Senior Notes due 2019 (the “Initial Securities”) guaranteed on a senior unsecured basis by each of the Guarantors; and

WHEREAS, the parties hereto entered into the Agreement pursuant to the Initial Purchase Agreement; and

WHEREAS, the parties hereto entered into another Purchase Agreement, dated November 15, 2010 (the “Additional Purchase Agreement”), which provides for the sale by the Company to the Initial Purchasers of an additional $200,000,000 aggregate principal amount of the Company’s 8.25% Senior Notes due 2019 (the “Additional Securities”) to be guaranteed on a senior unsecured basis by each of the Guarantors; and

WHEREAS, as an inducement to the Initial Purchasers to enter into the Additional Purchase Agreement, the Company and the Guarantors agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights with respect to the Additional Securities consistent with those set forth in the Agreement with respect to the Initial Securities, as amended and supplemented by this Amendment.

NOW, THEREFORE, in consideration of the foregoing, the parties to the Amendment, intending to be legally bound, agree as follows:

A. 1.   “Definitions” of the Agreement is hereby amended by adding new definitions of “Purchase Agreement” and  “Securities”, as follows:

“Purchase Agreement” shall mean, collectively, the Initial Purchase Agreement and the Additional Purchase Agreement.

“Securities” shall mean, collectively, the Initial Securities and the Additional Securities.

B. No Other Amendments or Supplements to Agreement.

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On and after the date hereof, each reference in the Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Agreement, as amended and supplemented hereby.

Except as otherwise expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and continue in full force and effect.

C. Counterparts.  This Amendment may be executed in several counterparts (including counterparts delivered by facsimile transmission), each of which shall be deemed an original and all of which shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AVIS BUDGET CAR RENTAL, LLC
By	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Chief Financial Officer

AVIS BUDGET FINANCE, INC.
By	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Chief Financial Officer
AVIS BUDGET GROUP, INC.
By	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Chief Financial Officer

AVIS BUDGET HOLDINGS, LLC
By	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Chief Financial Officer

AB CAR RENTAL SERVICE, INC.
ARACS LLC
AVIS ASIA AND PACIFIC, LIMITED
AVIS CAR RENTAL GROUP, LLC
AVIS CARIBBEAN, LIMITED
AVIS ENTERPRISES, INC.
AVIS GROUP HOLDINGS, LLC
AVIS INTERNATIONAL, LTD.
AVIS OPERATIONS, LLC
AVIS RENT A CAR SYSTEM, LLC
PF CLAIMS MANAGEMENT, LTD.
PR HOLDCO, INC.
WIZARD CO., INC.
WIZARD SERVICES, INC.

By	/s/ Rochelle Tarlowe
Name: Rochelle Tarlowe
Title: Vice President and Treasurer

BGI LEASING, INC. BUDGET RENT A CAR SYSTEM, INC. BUDGET TRUCK RENTAL LLC RUNABOUT, LLC
By	/s/ David B. Wyshner
Name: David B. Wyshner
Title: Executive Vice President and Chief Financial Officer

Confirmed and accepted as of the date first above written:

CITIGROUP GLOBAL MARKETS INC. For itself and on behalf of the several Initial Purchasers
By	/s/Timothy Dilworth
Authorized Signatory